HAMILTON LANE INCORPORATED REPORTS FIRST QUARTER FISCAL 2019 RESULTS BALA CYNWYD, PENN. – August 7, 2018 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported results for its first fiscal quarter ended June 30, 2018. Hamilton Lane CEO Mario Giannini commented: “We are off to a strong start to the new fiscal year, as we continued to deliver compelling solutions to our expanding and diverse client base. At the same time, we grew our asset footprint to a new high of more than $471 billion, an increase of over 30% compared to the prior year period. Looking ahead, we believe we are well positioned to drive growth and further shareholder value through our continued commitment to exceeding clients’ expectations, fostering new client relationships, growing our existing funds while opportunistically introducing new products, and expanding our technology initiatives.” Hamilton Lane issued a full detailed presentation of its first quarter results, which can be viewed at http://ir.hamiltonlane.com. Dividend Hamilton Lane has declared a quarterly dividend of $0.2125 per share of Class A common stock to record holders at the close of business on September 14, 2018. This dividend will be paid on October 4, 2018. Conference Call Hamilton Lane will discuss first quarter fiscal 2019 results in a webcast and conference call today, Tuesday, August 7, 2018, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (866) 393-4306 inside the U.S., or (734) 385-2616 for international callers. The conference ID is 4378298. A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website. About Hamilton Lane Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 27 years, the firm currently employs approximately 340 professionals operating in offices throughout the U.S., Europe, Asia-Pacific, Latin America and the Middle East. With more than $471 billion in total assets under management and supervision as of June 30, 2018, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane. Forward-Looking Statements Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe” and similar expressions are used to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; our ability to consummate planned acquisitions and successfully integrate the acquired businesses with ours; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward- looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Investor Contact Demetrius Sidberry dsidberry@hamiltonlane.com +1 610 617 6768 Media Contact Kate McGann kmcgann@hamiltonlane.com +1 610 617 5841

Fiscal Year 2019 First Quarter Earnings Presentation - August 7, 2018

Today’s Speakers Mario Giannini Erik Hirsch Randy Stilman Demetrius Sidberry Chief Executive Officer Vice Chairman Chief Financial Officer Head of Investor Relations Hamilton Lane | Global Leader in the Private Markets Page 2

Period Highlights • Total asset footprint (assets under management/advisement) reached a record Business amount of approximately $471 billion, growing 31% compared to June 30, 2017 Performance • Assets under management and fee-earning assets under management were approximately $57 billion and $31 billion, respectively, as of June 30, 2018, increases of 24% and 11%, respectively, compared to June 30, 2017 USD in millions except per share amounts Q1 FY19 vs. Q1 FY18 vs. Q4 FY18 Management and advisory fees $51.0 (1%) 5% GAAP net income $8.8 62% (34%) Financial GAAP EPS $0.39 30% (43%) Results Non-GAAP EPS1 $0.38 19% (34%) Fee Related Earnings1 $20.8 (12%) 11% Adjusted EBITDA1 $30.4 15% (36%) Dividend • Declared a quarterly dividend of $0.2125 per share of Class A common stock to record holders at the close of business on September 14, 2018 1 Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see pages 14 and 20 of this presentation. Hamilton Lane | Global Leader in the Private Markets Page 3

Growing Asset Footprint & Influence

Total Assets Under Management/Advisement ($B)[1]



Q-o-Q Growth
AUA: 5%
AUM: 6%
$471B AUM & AUA
CAGR: 21%
$500
$400
$300
$200
$100
$0
$6
$36
$7
$51
$11
$77
$13
$79
$16
$95
$19
$81
$22
$129
$24
$147
$30
$147
$32
$189
$35
$205
$40
$292
$50
$374
$57
$415
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
6/30/18
Total AUA
Total AUM

[1] Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding.

Hamilton Lane | Global Leader in the Private Markets

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Fee-Earning AUM Driving Revenues

Fee-earning AUM growth continues...

Total Fee-Earning Assets Under Management ($B)



$40
$35
$30
$25
$20
$15
$10
$5
$0
0.55%
0.56%
0.57%
0.56%
0.65%[1]
11% YoY Growth
0.54%[2]
CAGR: 13%
$19
$5
$14
$22
$6
$16
$24
$7
$17
$27
$9
$18
$31
$10
$21
$28
$9
$18
$31
$10
$20
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18
Jun-17
Jun-18
Customized Separate Accounts
Specialized Funds
Total Management Fee Revenues as a % of Average FEAUM

* Numbers may not tie due to rounding
[1] Reflects retroactive fees of $5.8M
[2] Reflects retroactive fees of $0.5M

...and annual fee rates are stable

Y-o-Y Drivers of Growth

Customized Separate Accounts:
- New client wins
- Client re-ups

Specialized Funds:
- Closed credit oriented fund
- Fundraising co-investment, credit oriented (2019) and fund-of-funds products

Acquisition of Real Assets firm:
- Closed Q2 FY18
- ~$700M of FEAUM in total acquired

Hamilton Lane | Global Leader in the Private Markets
Page 5

AUM Growth AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking to • Co-investment fund ranging mandates; opportunity set further or establish relationship continues to be robust with Hamilton Lane • Credit-oriented funds • Private equity fund-of-funds • ~70% of our gross contributions • FEAUM added during Q1 FY19: • $18.0B in AUA added during fiscal during the last 12 months came • Co-investment fund: $268M Q1 FY19 from existing clients • Private equity fund-of-funds: $55M Hamilton Lane | Global Leader in the Private Markets Page 6

Financial Highlights

Consolidated Revenue Strong revenue growth across management and advisory fees and incentive fees Management and Advisory Fees �T� Long-Ter� Growth ��o�� Gro�th� ���� ��G�� ��� 200 • Represented an average of 90% of total revenues over the past five ���� fiscal years 150 • Y-o-Y decline of 1% due to $5.8M in retroactive fees from our latest 100 ���� secondary fund in the prior year period ��� in Millions in ��� 50 ��� ��� 0 �� ���� �� ���� ���� ���� Incentive Fees • Incentive fees derived from a highly diversified pool of assets and �T� Long-Ter� Growth funds 200 • Allocated carried interest of $293M as of 6/30/18 diversified across ��o�� Gro�th� ������ ��G�� ��� +3,000 assets and +50 funds 150 • Y-o-Y growth in incentive fees driven by $5.2M recognition of 100 carried interest from Co-Investment Fund II and $6.7M from ��� in Millions in ��� 50 customized separate accounts �� ��� �� ��� 0 • $2.5M of deferred carried interest from Co-Investment Fund II �� ���� �� ���� ���� ���� recognized in Q1 FY19 Total Revenues �T� Long-Ter� Growth ��o�� Gro�th� ��� ��G�� ��� 80 250 70 ���� • Total revenues increased by 20%, driven by incentive fee growth 60 200 ��� and recurring management and advisory fee growth across core 50 150 40 ��� offerings 100 ��� in Millions in ��� 30 ���� 20 50 10 0 0 �� ���� �� ���� ���� ���� Hamilton Lane | Global Leader in the Private Markets Page 8

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI

Quarter

Y-o-Y Growth: 62%


USD in Millions
$5
$9
Q1 FY18
Q1 FY19

Long-Term Growth


N/A
$17
FY13
FY18

- Y-o-Y growth of 62%
- $9M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]

Quarter

Y-o-Y Growth: 15%


USD in Millions
$26
$30
Q1 FY18
Q1 FY19

Long-Term Growth

CAGR: 19%


$55
$133
FY13
FY18

- Y-o-Y growth of 15%
- Margins decreased Y-o-Y due to retroactive fees in the prior year period

Fee Related Earnings[1]

Quarter

Y-o-Y Growth: (12%)


USD in Millions
$24
$21
Q1 FY18
Q1 FY19

Long-Term Growth

CAGR: 12%


$47
$81
FY13
FY18

- Y-o-Y decrease of 12% due to retroactive fees in the prior year period
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related-Earnings are non-GAAP financial measures. For a reconciliation from GAAP financial measures to non-GAAP financial measures, see pages 14 and 20 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

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Other Key Items

Strong balance sheet with investments in our own products and a modest amount of leverage...

Investments



USD in Millions
$150
$120
$90
$60
$30
$0
$92
$103
$103
$120
$137
$141
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18
Jun-18

- Vast majority of our investments are those made alongside our clients
- For 6/30/18, the total investment balance consisted of ~$124M in equity method investments in our funds and ~$17M in technology-related investments

Gross Leverage Profile[1]



X TTM Adjusted EBITDA
4.0x
3.0x
2.0x
1.0x
0.0x
0.6x
0.6x
Mar-18
Jun-18

- Principal amount of debt outstanding of $84.0M as of 6/30/18

[1] Ratio of principal amount of debt outstanding to trailing twelve months Adjusted EBITDA. See page 21 for additional detail on calculation of gross leverage ratio.

Hamilton Lane | Global Leader in the Private Markets

Page 10

Fiscal Year 2019 First Quarter Earnings Presentation - August 7, 2018

Appendix

Condensed Consolidated Statements of Income (Unaudited) Three Months Ended (Dollars in thousands except share and per share amounts) June 30, 2017 March 31, 2018 June 30, 2018 YoY % Change QoQ % Change Revenues Management and advisory fees $51,684 $48,704 $50,979 (1%) 5% Incentive fees 1,017 28,905 12,383 1,118% (57%) Total revenues 52,701 77,609 63,362 20% (18%) Expenses Compensation and benefits 19,962 22,621 26,622 33% 18% General, administrative and other 8,458 10,626 11,048 31% 4% Total expenses 28,420 33,247 37,670 33% 13% Other income (expense) Equity in income (loss) of investees 5,919 4,036 (114) (102%) (103%) Interest expense (1,106) (707) (765) (31%) 8% Interest income 316 56 42 (87%) (25%) Other non-operating (loss) income (106) 867 (135) 27% (116%) Total other income (expense) 5,023 4,252 (972) (119%) (123%) Income before income taxes 29,304 48,614 24,720 (16%) (49%) Income tax expense 3,692 3,996 1,617 (56%) (60%) Net income 25,612 44,618 23,103 (10%) (48%) Less: Income (loss) attributable to non-controlling interests in general partnerships 898 698 (120) (113%) (117%) Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C. 19,250 30,422 14,378 (25%) (53%) Net income attributable to Hamilton Lane Incorporated $5,464 $13,498 $8,845 62% (34%) Basic earnings per share of Class A common stock $0.30 $0.69 $0.40 33% (42%) Diluted earnings per share of Class A common stock $0.30 $0.68 $0.39 30% (43%) Weighted-average shares of Class A common stock outstanding - basic 17,981,601 19,504,124 22,248,547 Weighted-average shares of Class A common stock outstanding - diluted 18,459,415 20,216,258 22,773,487 Hamilton Lane | Global Leader in the Private Markets Page 13

Non-GAAP Financial Measures

	Three Months Ended				
(Dollars in thousands except share and per share amounts)	June 30, 2017	March 31, 2018	June 30, 2018	YoY % Change	QoQ % Change
Adjusted EBITDA					
Management and advisory fees	$51,684	$48,704	$50,979	(1%)	5%
Total expenses	28,420	33,247	37,670	33%	13%
Less:					
Incentive fee related compensation[1]	(499)	(1,165)	(4,727)	847%	306%
Contingent compensation related to acquisition	-	(2,201)	(2,773)	N/A	26%
Management fee related expenses	27,921	29,881	30,170	8%	1%
Fee Related Earnings	**$23,763**	**$18,823**	**$20,809**	**(12%)**	**11%**
Incentive fees[2]	1,017	28,905	12,383	1,118%	(57%)
Incentive fees attributable to non-controlling interests[2]	-	(895)	(211)	N/A	(76%)
Incentive fee related compensation[1]	(499)	(1,165)	(4,727)	847%	306%
Interest income	316	56	42	(87%)	(25%)
Equity-based compensation	1,416	1,272	1,587	12%	25%
Depreciation and amortization	437	495	510	17%	3%
Adjusted EBITDA	**$26,450**	**$47,491**	**$30,393**	**15%**	**(36%)**
Adjusted EBITDA margin	**50%**	**61%**	**48%**	**(2%)**	**(12%)**
Non-GAAP earnings per share reconciliation					
Net income attributable to Hamilton Lane Incorporated	**$5,464**	**$13,498**	**$8,845**		
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,250	30,422	14,378		
Income tax expense	3,692	3,996	1,617		
Impact of Tax Act on TRA liability[3]	-	(778)	-		
Contingent compensation related to acquisition	-	2,201	2,773		
Adjusted pre-tax net income	**28,406**	**49,339**	**27,613**	**(3%)**	**(44%)**
Adjusted income taxes[4]	(11,431)	(18,247)	(7,458)	(35%)	(59%)
Adjusted net income	**$16,975**	**$31,092**	**$20,155**	**19%**	**(35%)**
Adjusted shares outstanding[5]	**52,898,084**	**53,334,091**	**53,377,470**		
Non-GAAP earnings per share	**$0.32**	**$0.58**	**$0.38**	**19%**	**(34%)**

[1] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the three months ended June 30, 2018 excludes compensation expense related to the $2.5 million recognition of incentive fees included in net income from one of our co-investment funds during the period as the related incentive fee compensation was recognized in fiscal 2016.
[2] Incentive fees for the three months ended June 30, 2018 include $2.7 million of non-cash carry. Of the $2.7 million, $2.5 million is included in net income and $0.2 million is attributable to non-controlling interests.
[3] Represents change in payable to related parties pursuant to the TRA as a result of being re-measured due to the tax rate change. The change in liability was recorded to other non-operating income in the Condensed Consolidated Statements of Income.
[4] Represents corporate income taxes at our estimated statutory tax rate of 27.01% for the three month period ended June 30, 2018 and 40.24% for the three month period ended June 30, 2017 applied to adjusted pre-tax net income. The 27.01% is based on a federal tax statutory rate of 21.00% and a combined state income tax rate net of federal benefits of 6.01%. The 40.24% was based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 5.24%.
[5] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

Page 14

Management and Advisory Fees Three Months Ended (Dollars in thousands) June 30, 2017 March 31, 2018 June 30, 2018 YoY % Change QoQ % Change Management and advisory fees Customized separate accounts $18,784 $20,891 $20,387 9% (2%) Specialized funds 25,206 19,569 21,015 (17%) 7% Advisory and reporting 6,650 7,401 8,159 23% 10% Distribution management 1,044 843 1,088 4% 29% Fund reimbursement revenue - - 330 N/A N/A Total management and advisory fees $51,684 $48,704 $50,979 (1%) 5% �dvisor� �ther and �e�ortin� �� ��� ��stomi�ed �e�arate ���o�nts ��� Three Months Ended ��ne ��� ���� ��e�iali�ed ��nds ��� Hamilton Lane | Global Leader in the Private Markets Page 15

Incentive Fees Three Months Ended (Dollars in thousands) June 30, 2017 March 31, 2018 June 30, 2018 YoY % Change QoQ % Change Incentive fees Secondary Fund II $638 $ - $441 (31%) N/A Co-investment Fund II - 26,072 5,158 N/A (80%) Other specialized funds (40) 150 126 N/A (16%) Customized separate accounts 419 2,683 6,658 1,489% 148% Incentive fees $1,017 $28,905 $12,383 1,118% (57%) June 30, 2017 March 31, 2018 June 30, 2018 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $7,513 $6,305 $5,798 (23%) (8%) Secondary Fund III 30,306 36,335 36,592 21% 1% Secondary Fund IV 4,730 16,818 20,778 339% 24% Co-investment Fund I 1,050 - - (100%) N/A Co-investment Fund II 106,208 68,431 61,327 (42%) (10%) Co-investment Fund III 20,031 35,635 32,924 64% (8%) Other specialized funds 18,614 32,520 33,391 79% 3% Customized separate accounts 77,922 107,722 102,083 31% (5%) Total allocated carried interest $266,374 $303,766 $292,893 10% (4%) Hamilton Lane | Global Leader in the Private Markets Page 16

Assets Under Management (Dollars in millions) June 30, 2017 March 31, 2018 June 30, 2018 YoY % Change QoQ % Change Assets under management / advisement Assets under management $45,788 $53,679 $56,684 24% 6% Assets under advisement 313,652 396,837 414,796 32% 5% Total assets under management / advisement $359,440 $450,516 $471,480 31% 5% Fee-earning assets under management Customized separate accounts Balance, beginning of period $18,028 $20,383 $20,931 16% 3% Contributions 997 2,267 1,073 8% (53%) Distributions (754) (1,691) (1,863) 147% 10% Foreign exchange, market value and other (85) (28) 68 N/A N/A Balance, end of period $18,186 $20,931 $20,209 11% (3%) Specialized funds Balance, beginning of period $8,793 $9,274 $9,758 11% 5% Contributions 759 925 746 (2%) (19%) Distributions (113) (443) (166) 47% (63%) Foreign exchange, market value and other (2) 2 (5) 150% (350%) Balance, end of period $9,437 $9,758 $10,333 9% 6% Total Balance, beginning of period $26,821 $29,657 $30,689 14% 3% Contributions 1,756 3,192 1,819 4% (43%) Distributions (867) (2,134) (2,029) 134% (5%) Foreign exchange, market value and other (87) (26) 63 N/A N/A Balance, end of period $27,623 $30,689 $30,542 11% (0%) Hamilton Lane | Global Leader in the Private Markets Page 17

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2018 June 30, 2018 Assets Cash and cash equivalents $47,596 $53,641 Restricted cash 1,787 1,801 Fees receivable 14,924 16,710 Prepaid expenses 2,301 3,153 Due from related parties 3,236 1,963 Furniture, fixtures and equipment, net 4,782 5,800 Investments 137,253 141,164 Deferred income taxes 73,381 72,798 Other assets 8,535 9,705 Total assets $293,795 $306,735 Liabilities and Equity Accounts payable $1,700 $405 Accrued compensation and benefits 8,092 21,786 Deferred incentive fee revenue 6,245 3,704 Debt 84,162 83,707 Accrued members' distributions 11,837 4,618 Payable to related parties pursuant to tax receivable agreement 34,133 34,335 Accrued dividends 3,893 4,729 Other liabilities 7,659 8,526 Total liabilities 157,721 161,810 Preferred stock, $0.001 par value, 10,000,000 authorized, none issued - - Class A common stock, $0.001 par value, 300,000,000 authorized; 23,127,291 and 23,139,476 issued and 22 22 outstanding as of June 30, 2018 and March 31, 2018, respectively Class B common stock, $0.001 par value, 50,000,000 authorized; 25,700,068 issued and outstanding as of June 30, 26 26 2018 and March 31, 2018, respectively Additional paid-in-capital 73,829 74,802 Retained earnings 4,549 8,685 Total Hamilton Lane Incorporated stockholders’ equity 78,426 83,535 Non-controlling interests in general partnerships 7,266 6,709 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 50,382 54,681 Total equity 136,074 144,925 Total liabilities and equity $293,795 $306,735 Hamilton Lane | Global Leader in the Private Markets Page 18

Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended (Dollars in thousands) June 30, 2017 June 30, 2018 Operating activities Net income $25,612 $23,103 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 437 510 Change in deferred income taxes 1,903 583 Change in payable to related parties pursuant to tax receivable agreement - 202 Amortization of deferred financing costs 85 14 Equity-based compensation 1,416 1,587 Equity in loss (income) of investees (5,919) 114 Proceeds received from investments 5,176 2,679 Changes in operating assets and liabilities 347 9,006 Other 129 66 Net cash provided by operating activities 29,186 37,864 $109,175 Investing activities Purchase of furniture, fixtures and equipment (388) (1,413) Distributions received from investments 3,465 1,960 Contributions to investments (6,589) (8,641) Net cash used in investing activities (3,512) (8,094) Financing activities Repayments of debt (650) (469) Contributions from non-controlling interest in general partnerships 40 17 Distributions to non-controlling interest in general partnerships (1,134) (454) Repurchase of Class A shares for employee tax withholding (663) (150) Proceeds received from option exercises 313 - Dividends paid - (3,893) Members’ distributions (9,387) (18,762) Net cash used in financing activities (11,481) (23,711) Increase in cash, cash equivalents, and restricted cash 14,193 6,059 Cash, cash equivalents, and restricted cash at beginning of the period 34,135 49,383 Cash, cash equivalents, and restricted cash at end of the period $48,328 $55,442 Hamilton Lane | Global Leader in the Private Markets Page 19

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)	Three Months Ended		
	June 30, 2017	**March 31, 2018**	**June 30, 2018**
Net income attributable to Hamilton Lane Incorporated	$5,464	$13,498	$8,845
Income (loss) attributable to non-controlling interests in general partnerships	898	698	(120)
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,250	30,422	14,378
Incentive fees[1]	(1,017)	(28,905)	(12,383)
Incentive fee related compensation[2]	499	1,165	4,727
Interest income	(316)	(56)	(42)
Interest expense	1,106	707	765
Income tax expense	3,692	3,996	1,617
Equity in (income) loss of investees	(5,919)	(4,036)	114
Contingent compensation related to acquisition	-	2,201	2,773
Other non-operating loss (income)	106	(867)	135
Fee Related Earnings	**$23,763**	**$18,823**	**$20,809**
Depreciation and amortization	437	495	510
Equity-based compensation	1,416	1,272	1,587
Incentive fees[1]	1,017	28,905	12,383
Incentive fees attributable to non-controlling interests[1]	-	(895)	(211)
Incentive fee related compensation[2]	(499)	(1,165)	(4,727)
Interest income	316	56	42
Adjusted EBITDA	**$26,450**	**$47,491**	**$30,393**
Non-GAAP earnings per share reconciliation			
Net income attributable to Hamilton Lane Incorporated	$5,464	$13,498	$8,845
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,250	30,422	14,378
Income tax expense	3,692	3,996	1,617
Impact of Tax Act on TRA liability[3]	-	(778)	-
Contingent compensation related to acquisition	-	2,201	2,773
Adjusted pre-tax net income	**28,406**	**49,339**	**27,613**
Adjusted income taxes[4]	(11,431)	(18,247)	(7,458)
Adjusted net income	**$16,975**	**$31,092**	**$20,155**
Weighted-average shares of Class A common stock outstanding	**18,459,415**	**20,216,258**	**22,773,487**
Exchange of Class B and Class C units in HLA[5]	34,438,669	33,117,833	30,603,983
Adjusted shares outstanding	**52,898,084**	**53,334,091**	**53,377,470**
Non-GAAP earnings per share	**$0.32**	**$0.58**	**$0.38**

[1] Incentive fees for the three months ended June 30, 2018 include $2.7 million of non-cash carry. Of the $2.7 million, $2.5 million is included in net income and $0.2 million is attributable to non-controlling interests.
[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the three months ended June 30, 2018 excludes compensation expense related to the $2.5 million recognition of incentive fees included in net income from one of our co-investment funds during the period as the related incentive fee compensation was recognized in fiscal 2016.
[3] Represents change in payable to related parties pursuant to the TRA as a result of being re-measured due to the tax rate change. The change in liability was recorded to other non-operating income in the Condensed Consolidated Statements of Income.
[4] Represents corporate income taxes at our estimated statutory tax rate of 27.01% for the three month period ended June 30, 2018 and 40.24% for the three month period ended June 30, 2017 applied to adjusted pre-tax net income. The 27.01% is based on a federal tax statutory rate of 21.00% and a combined state income tax rate net of federal benefits of 6.01%. The 40.24% was based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 5.24%.
[5] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

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Gross Leverage Ratio Twelve Months Ended (Dollars in thousands) March 31, 2018 June 30, 2018 Principal amount of debt outstanding $84,513 $84,044 Adjusted EBITDA 132,586 136,529 Gross leverage ratio 0.6x 0.6x Hamilton Lane | Global Leader in the Private Markets Page 21

Terms Adjusted EBITDA is used to measure our profitability including carried interest. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings (“FRE”) is used to highlight our earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management (“AUM”) comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients’ and funds’ underlying investments; (2) the unfunded commitments to our clients’ and funds’ underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset man- agement business. Our assets under advisement (“AUA”) comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management, or fee-earning AUM, is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invest- ed capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or “HLI”) was incorporated in the State of Delaware on December 31, 2007. The Company was formed for the purpose of completing an initial public offering (“IPO”) and related transactions (“Reorganization”) in order to carry on the business of Hamilton Lane Advisors, L.L.C. (“HLA”) as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane | Global Leader in the Private Markets Page 22

Disclosures Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe” and similar expressions are used to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to consummate planned acquisitions and successfully integrate the acquired businesses with ours; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. As of August 7, 2018 Hamilton Lane | Global Leader in the Private Markets Page 23